CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT
                   AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Edward J. Roach, President & Treasurer of The RBB Fund, Inc. (the "Registrant"), certify to the best of my knowledge that:

         1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 16, 2005                    /s/ Edward J. Roach
     -----------------------          ------------------------------------------
                                      Edward J. Roach, President & Treasurer
                                      (principal executive & principal financial
                                         officer)

This certification is being furnished to the commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. ss.1350 and is not being filed as part of the Form N-CSR with the Commission.